Exhibit 99.1

Protect your brand. Grow your business. Investor Presentation February 6, 2024 www.VerifyMe.com NASDAQ:VRME 1

Agenda NASDAQ:VRME 01 Welcome & Introductions Company Overview Precision Logistics Details Authentication Details Q&A 02 03 www.VerifyMe.com 04 05 2 Confidential – © VerifyMe, Inc. VerifyMe® is a registered trademark of VerifyMe, Inc. All Rights Reserved.

Forward Looking Statements In addition to historical information, this presentation contains statements relating to revenue opportunities, anticipated revenue, profitability of the combined company, future business, financial performance, future catalysts and future events or developments, strategy, projected costs, prospects, plans, objectives of management and future operations, future revenue, and expected market growth of VerifyMe, Inc . together with its wholly owned subsidiaries PeriShip Global LLC and Trust Codes Global Limited, (“ VerifyMe ,” the “Company,” “we,” or “us”) that may constitute “forward - looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995 . The words "anticipate," "expect," "continue," “believe,” "may," "should," "outlook," "objectives," “intent" and similar expressions, as they relate to us, are intended to identify forward - looking statements . We have based these forward - looking statements largely on our current expectations and projections about future events and financial trends that we believe may affect our financial condition, results of operations, business strategy and financial needs . Important factors that could cause actual results to differ from those in the forward - looking statements include our engagement in future acquisitions or strategic partnerships that increase our capital requirements or cause us to incur debt or assume contingent liabilities, the successful integration of our acquisitions (including the assets of PeriShip Global and Trust Codes Global), our reliance on one key strategic partner for shipping services in our Precision Logistics segment, competition including by our key strategic partner, seasonal trends in our business, severe climate conditions, the highly competitive nature of the industry in which we operate, our brand image and corporate reputation, impairments related to our goodwill and other intangible assets, economic and other factors such as recessions, downturns in the economy, inflation, global uncertainty and instability, the effects of pandemics, changes in United States social, political, and regulatory conditions and/or a disruption of financial markets, reduced freight volumes due to economic conditions, reduced discretionary spending in a recessionary environment, global supply - chain delays or shortages, fluctuations in labor costs, raw materials, and changes in the availability of key suppliers, our history of losses, our ability to use our net operating losses to offset future taxable income, the confusion of our name brand with other brands, the ability of our technology to work as anticipated and to successfully provide analytics logistics management, our ability to manage our growth effectively, our ability to successfully develop and expand our sales and marketing capabilities, risks related to doing business outside of the U . S . , intellectual property litigation, our ability to successfully develop, implement, maintain, upgrade, enhance, and protect our information technology systems, our reliance on third - party information technology service providers, our ability to respond to evolving laws related to information technology such as privacy laws, risks related to deriving revenue from some clients in the cannabis industry, our ability to retain key management personnel, our ability to work with partners in selling our technologies to businesses, production difficulties, our inability to enter into contracts and arrangements with future partners, our ability to acquire new customers, issues which may affect the reluctance of large companies to change their purchasing of products, acceptance of our technologies and the efficiency of our authenticators in the field, our ability to comply with the continued listing standards of the Nasdaq Capital Market, and our ability to timely pay amounts due and comply with the covenants under our debt facilities . More detailed information about these factors may be found in the Company’s filings with the Securities and Exchange Commission, including its Annual Report on Form 10 - K for the year ended December 31 , 2022 , and subsequent Quarterly Reports on Form 10 - Q . The statements made herein speak only as of the date of this presentation . The Company’s actual results, performance or achievements could differ materially from the results expressed in, or implied by, these forward - looking statements . The Company undertakes no obligation to update or revise its forward - looking statements to reflect events or circumstances after the date of this presentation, except as required by law .  Market data and industry information used herein are based on our management's knowledge of the industry and the good faith estimates of management . We also relied, to the extent available, upon managements review of independent industry surveys, forecasts and publications and other publicly available information prepared by a number of third - party sources . All of the market data and industry information used herein involves a number of assumptions and limitations which we believe to be reasonable, and you are cautioned not to give undue weight to such estimates . Although we believe that these sources are reliable, we cannot guarantee the accuracy or completeness of this information, and we have not independently verified this information . Projections, assumptions and estimates of our future performance and the future performance of the industry in which we operate are subject to a high degree of uncertainty and risk due to a variety of factors, including those described, above . These and other factors could cause results to differ materially from those expressed in our estimates and beliefs and in the estimates prepared by independent parties .  Non - GAAP Financial Measures This presentation includes non - GAAP financial information . This non - GAAP information is in addition to, not a substitute for or superior to, measures of financial performance or liquidity determined in accordance with GAAP . The Securities and Exchange Commission‘s Regulation G applies to any public disclosure or release of material information that includes a non - GAAP financial measure and requires : ( i ) the presentation of the most directly comparable financial measure calculated and presented in accordance with GAAP and (ii) a reconciliation of the differences between the non - GAAP financial measure presented and the most directly comparable financial measure calculated and presented in accordance with GAAP . The required presentations and reconciliations are contained in this presentation and can also be found at our website at www . verifyme . com 3 www.VerifyMe.com NASDAQ:VRME

Information about 2023 Unaudited Financial Information The data presented regarding 2023 , year - end financial results are unaudited, based upon our estimates, and subject to further internal review by our management and compilation of actual results . Our closing procedures for the year and quarter ended December 31 , 2023 , are not yet complete and we have not generated data for the full year and quarter . Our management's estimates are based upon preliminary information currently available from our business segments and extrapolation from that information . While we expect that our results will be consistent with this information, our actual results may differ materially from these preliminary estimates . This preliminary financial information is not a comprehensive statement of our financial results for this period, and our actual results may differ materially from these estimates due to the completion of our financial closing procedures, final adjustments, and other developments that may arise between now and the time the closing procedures for the fiscal year and quarter are completed . All the data presented has been prepared by and is the responsibility of our management . Our independent registered public accounting firm has not audited, reviewed, compiled, or performed any procedures with respect to our accompanying preliminary financial data . Accordingly, our independent registered public accounting firm does not express an opinion or any other form of assurance with respect to this data . 4 www.VerifyMe.com NASDAQ:VRME

2023 Review 5 www.VerifyMe.com NASDAQ:VRME Achievements Assembled a new executive team Added new talent to Board of Directors and reduced Board costs Completed the Trust Codes acquisition and integrated its technology platform Strengthened balance sheet through a small convertible note purchase agreements Improved the ongoing gross margin at PeriShip by over 300 basis points Developed a comprehensive go - to - market strategy for Authentication Segment Established Strong Foundation Unaudited Financial Update Revenue in excess of $25 million Positive adjusted EBITDA for 2023 $3.1 million in cash @ 12/31/2023 $1.4 million in debt (excluding $1.1 million convertible notes) Profitable & Strong Balance Sheet

Precision Logistics (>95% 2023 VRME Revenues) 6 www.VerifyMe.com NASDAQ:VRME From our Major Storm Desk, we monitor the weather and help you understand how, if, and when it could affect shipments. Pre - Transit In Transit We monitor flights and provide proactive, real - time status information around the clock. Post - Delivery We provide customized reporting for trend analysis, system performance reports, power outage maps, and many other reports. At Delivery We keep our customers informed during the last mile by monitoring and managing any exceptions and saving the customer money.

Authentication (Trust Codes & Legacy VRME) 7 www.VerifyMe.com NASDAQ:VRME Each item has a unique digital identity with a unique web address, all using GS1 Mass Serialization Digital license Plate Per Item Traceability Unique identities enable traceability across the entire supply chain. Production Automation Applying identifiers and codes on products without changing customer processes Anti Counterfeit Use patented technologies, as well as machine learning and data science to detect and combat product fraud Safer Selling Combined, these technologies create a safer trading system across bricks and mortar and online platforms Optimized Supply Chain Data intelligence to deliver visibility and intelligent/predictive analytics Consumer Engage and learn more about your consumers – while remaining compliant with privacy laws

Looking Forward (1) 8 www.VerifyMe.com NASDAQ:VRME 2024 Key Objectives Year Focused on Growth Aggressive expansion of sales & marketing efforts in both Segments Deliver double - digit revenue growth in both Segments Cash flow positive across 2024 Continually review options for strategic growth Five Year Outlook Significant Organic Value Creation Revenues $50 - 60 million Adjusted EBITDA margin 15 - 20% (2) Generate significant cash relative to current market cap (1) Projections are based on Company estimates as of February 6, 2024, and are provided for illustrative purposes. Actual res ult s may vary. The Company undertakes no obligation to update this information. (2) A reconciliation of forward - looking Adjusted EBITDA margin to its nearest GAAP measure, net income (loss) margin, is unavail able on a forward - looking basis without unreasonable effort due to the uncertainty of components of the GAAP measure that are indeterminable as of the date o f t his presentation.

Precision Logistics Segment Overview 9 www.VerifyMe.com NASDAQ:VRME 1. Established by the acquisition of PeriShip in mid - 2022 2. Value added, non - asset, shipping/logistics company founded in 2001 3. Operates in the US perishable goods transportation market 4. Purpose built to meet the service requirements for perishable item shipments with time, temperature, and criticality parameters 5. Technology stack and weather monitoring capability designed around specific market requirements

Precision Logistics Services 10 www.VerifyMe.com NASDAQ:VRME From our Major Storm Desk, we monitor the weather and help you understand how, if, and when it could affect shipments. Pre - Transit In Transit We monitor flights and provide proactive, real - time status information around the clock. Post - Delivery We provide customized reporting for trend analysis, system performance reports, power outage maps, and many other reports. At Delivery We keep our customers informed during the last mile by monitoring and managing any exceptions and saving the customer money. Weather Monitoring and Reporting Shipment Tracking and Monitoring Communications and Reporting

Precision Logistics Customers & Contracts 11 www.VerifyMe.com NASDAQ:VRME Key Customer Types Life Sciences Companies High Value Product E - Commerce Retailers Types of Commercial Contracts Premium Contracts Direct Premium Contracts Proactive Contracts

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Sanofi (Premium Example)

Services:

Provide 24/7/365 access to PeriShip customer portal. Time and Temperature Parameter (TTP) awareness, monitoring in transit, ensure completion, returns (and regulatory compliant disposal), end-customer communication as appropriate, coordinate with Sanofi

Businesses:

Vaxserve vaccine business, Healthcare Professionals, Sales Professionals sanofi
Shipping & Service Contract
FedEx
Packages
End Customer
Packages
Communications, custom weather reporting, scheduling, and reduced delays/spoilage
Service Contract
Continuous tracking, end customer engagement, real-time reporting
Monitoring
Monitoring
PeriShip
Communications
Communications

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NASDAQ:VRME

Major Pharmaceutical Customer (Direct Premium Example)

Services: Provide 24/7/365 access to PeriShip customer portal. Time and Temperature Parameter (TTP) awareness (often critical and variable), monitoring in transit, ensure completion, returns (and regulatory compliant disposal), end-customer communication as appropriate, coordinate with company, in special situations assist with emergency measures to ensure patient receives locally sourced medication, ensure pharmaceutical customer has information necessary to manage adequate inventories at clinics.

Businesses: Hematology, Specialty Pharmaceuticals and Women's Healthcare


Major Pharmaceutical Customer
Shipping & Service Contract
Packages
FedEx
Packages
End Customer
Service Contract
Communications, custom weather reporting, scheduling, and reduced delays/spoilage
Continuous tracking, end customer engagement, real-time reporting
PeriShip
Monitoring
Communications

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NASDAQ:VRME

Giordanos (Proactive Example)

Provide 24/7/365 access to PeriShip customer portal, provide customized weather service to assist shipment plans, monitor all packages from four distribution centers and provide updates on all "exceptions" in transit, contact end-customer on final mile issues to alleviate delivery delays, Giordanos customer service linked directly to PeriShip control center, provide daily shipment summaries to Giordanos


Giordano's
Packages
FedEx
Packages
End Customer
Communications, custom weather reporting, scheduling, and reduced delays/spoilage
Continuous tracking, end customer engagement, real-time reporting
Service Contract
Shipping Contract
Monitoring
PeriShip
Communications

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Precision Logistics 2024 Key Objectives 15 www.VerifyMe.com NASDAQ:VRME 1. Expand sales capacity and implement targeted marketing effort. 2. Enhance our technology stack to improve efficiencies and better integrate with the e - commerce marketplace. 3. Expand our contractual relationships within the e - commerce marketplace. 4. Deepen our integration with FedEx to enable a go - to - market strategy that will accelerate organic growth.

Authentication (Trust Codes & Legacy VRME) 16 www.VerifyMe.com NASDAQ:VRME Each item has a unique digital identity with a unique web address, all using GS1 Mass Serialization Digital license Plate Per Item Traceability Unique identities enable traceability across the entire supply chain. Production Automation Applying identifiers and codes on products without changing customer processes Anti Counterfeit Use patented technologies, as well as machine learning and data science to detect and combat product fraud Safer Selling Combined, these technologies create a safer trading system across bricks and mortar and online platforms Optimized Supply Chain Data intelligence to deliver visibility and intelligent/predictive analytics Consumer Engage and learn more about your consumers – while remaining compliant with privacy laws

NASDAQ:VRME

Defensible Competitive Advantage

Copy Content Protection	Spoofing/Phishing protection included is unique to Trust Codes – meaning attempts
Machine Learning Algorithms	Best in class deep learning algorithms, with a sizeable mature data pool for Machine Learning and in-house specialty in ML development.
Production Integration	We always activate- we don't allow pre-activation for security reasons. 'Out of the box' production integration included with platform makes for faster, lower cost project delivery and long-term customers. Having integration directly on production lines creates sticky customers.
User Experience	Inclusion of gamification, AR etc in the front-end stack makes counterfeiting harder, and also differentiates the user experience to increase scan rates and delights consumers scanning the codes.
GS1 Standards	Verified E2E traceability by GS1. Out of the box support for all GS1 standards and identifiers.
Retailer Integration	Integration of our product cloud with retailer platforms.
Digital and Physical	Broad and deep product mix to suit all verticals.

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Tailwinds 18 www.VerifyMe.com NASDAQ:VRME GS1 2D Barcode Migration Food Safety Modernization Act The FSMA Rule 204 - known as the Food Traceability Rule requires certain food categories to provide end to end traceability, built on GS1 standards. Our platform provides 100% compliance with the required, validated by GS1.

Large Addressable Market 19 www.VerifyMe.com NASDAQ:VRME According to Fortune Business Insights, the Global Smart Label Market Size was $12.09 Billion in 2023 and is predicted to grow to $34.97 Billion by 2030, exhibiting a growth rate of 16.4%/year This is consistent with the earlier Facts and Factors Research, which states that the Global Food Traceability Market Size was worth USD 14,314 Million in 2020 and is predicted to reach USD 24,406 Million by 2026, growing at 9.3% per year.

Partner: Amcor 20 www.VerifyMe.com NASDAQ:VRME Highlights Fully integrated with the Amcor Moda automated packing solution Targeting meat customers with Amcor Attended PackExpo 2023 and IPPE 2024 with Amcor to promote the VerifyMe solution We have fully integrated with the Amcor Moda meat packaging solution, which allows Amcor’s customers to seamlessly print our codes uniquely on every meat bag or pack, without changing their line configuration. We believe this collaboration will generate new revenue in 2024

Customer: Cherry Hill Orchards 21 www.VerifyMe.com NASDAQ:VRME Highlights RFID (EPC) to track inwards bulk goods, and dispatch pallet GS1 Digital Link QR codes on every box Anti - counterfeit End to end FSMA - 204 modelled traceability Verified by GS1 Gamification to magnify data In collaboration with the State Government of Victoria, Cherry Hill Orchards implemented our unique QR codes to assure brand trust and product protection in export markets in South East Asia, they are also leveraging consumer engagement in the form of a digital game to build a trusted following of loyal consumers. The consumer virtually grows apples while being educated of the natural processes of the care taken with amazing Cherry Hill cherries.

Innovation: The Connected Can Ρ Tri - token Solution 22 www.VerifyMe.com NASDAQ:VRME Dual Token can - a hidden QR under the foil, and a blue dot/white dot QR laser coded on the base. Use of the ‘under foil’ unique QR supports loyalty where allowed, and improves anti - counterfeit features A ‘machine code’ on top of the foil provides for reliable scanning at production, but doesn’t confuse consumers Designed to be implemented on almost any production line with minimal changes and no loss of throughput

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VerifyMe IR Ink

- A determinative, unique marker which acts as a forensic marker to check authenticity.
- An invisible to the eye VerifyInk™ highly secure taggant is added into product packaging, for example in the blue dot on the hard end of an infant nutrition can and under the logo on the body of a can.
- Virtually impossible to see, alter, or remove.
- Use the VerifyChecker™ for instant authentication, just "wave, beep, and go".
- Use the "Authenticator" to detect patented dual code authentication.
- Worldwide geolocation of all authentication checks by brand inspectors, integrated with the product cloud.
- Get detailed valid/invalid notifications so you know who, when, and where the product is being determinatively checked.



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VerifyMe Product Cloud Combats Counterfeit 24 www.VerifyMe.com NASDAQ:VRME

Other Use Cases 25 www.VerifyMe.com NASDAQ:VRME A significant producer of lamb, beef and venison with global reach. We provide traceability of consumer meat packs from New Zealand processing, through secondary processing in the US and on to the consumer. Leveraging GS1 Digital Link QR codes from VerifyMe to provide end to end traceability. One of the largest producers of M ā nuka Honey globally, we provide anti - counterfeiting capability in all markets to M ā nuka Health. Honey is a category known for fraud, making it important that M ā nuka Health assures customers of authenticity, and combats inferior counterfeit products.

26 Q & A 26 NASDAQ:VRME www.VerifyMe.com

Protect your brand. Grow your business. US Headquarters 801 International Parkway Fifth Floor Lake Mary, FL 32746 +1 585 736 9400 info@ verifyme.com 27